SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  January 6, 2003

AAMES CAPITAL ACCEPTANCE CORPORATION ON BEHALF OF AAMES MORTGAGE TRUST 2002-2
(Exact name of registrant as specified in its charter)

DELAWARE	333-54184	95-4619902
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 SOUTH GRAND AVENUE, 43RD FLOOR LOS ANGELES, CALIFORNIA 90071
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (213) 210-5000

Item 5.

Other Events.

On December 12, 2002, Aames Capital Acceptance Corporation (the “Company”) entered into a Pooling and Servicing Agreement dated as of December 1, 2002 (the “Agreement”) among Aames Capital Acceptance Corporation, as depositor, (the “Depositor”), Countrywide Home Loans Servicing LP, as servicer (the “Servicer”), Aames Capital Corporation, as seller (the “Seller”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”), providing for the issuance of the Aames Mortgage Trust 2002-2 Mortgage Pass-Through Certificates, Series 2002-2 (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

The Pooling and Servicing Agreement dated as of December 1, 2002, by and among the Company, the Servicer, the Seller and the Trustee.

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 6, 2003.

AAMES CAPITAL ACCEPTANCE CORPORATION

By:/s/ Patrick D. Grosso

Name: Patrick D. Grosso

Title:   Assistant Secretary

Exhibit Index

Exhibit

Page

99.1	The Pooling and Servicing Agreement dated as of December 1, 2002, by and among the Company, the Servicer, the Servicer and the Trustee.	6

EXHIBIT 99.1